SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 7, 2003

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois	60007
(Address of principal executive offices)	(Zip Code)

                                    Registrant's telephone number, including area code:  (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 9.            OTHER EVENTS AND REGULATION FD DISCLOSURE.

UAL Corporation filed its monthly operating report for the period commencing December 9, 2002 and ended December 31, 2002 (the "Operating Report") with the United States Bankruptcy Court for the Northern District of Illinois Eastern Division, a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case Nos. 02-48191 through 02-48218.

Certain information contained in this Form 8-K and attached exhibit should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements reflect UAL Corporation's current views with respect to certain current and future events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks and uncertainties relating to the operations and business environments of UAL Corporation and its subsidiaries (collectively, the "company") that may cause the actual results of the company to be materially different from any future results expressed or implied in such forward-looking statements.  Such factors include, but are not limited to, the following: the company's ability to continue as a going concern; the company's ability to operate pursuant to the terms of the debtor-in-possession facility; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the company's ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the company's ability to achieve necessary reductions in labor costs; the company's ability to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the company's liquidity or results of operations; the costs and availability of financing; the company's ability to execute its business plan; the company's ability to attract, motivate and/or retain key employees; the company's ability to attract and retain customers; demand for transportation in the markets in which the company operates; general economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; the ability of other air carriers with which the company has alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aircraft insurance; the costs of aviation fuel; the costs associated with existing or future security measures and practices; competitive pressures on pricing (particularly from lower-cost competitors); government legislation and regulation; consumer perceptions of the company's products; weather conditions; and other risks and uncertainties set forth from time to time in UAL's reports to the United States Securities and Exchange Commission.  The company disclaims any intent or obligation to update or alter any of the forward-looking statements, whether in response to new information, unforeseen events, changed circumstances or otherwise.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit            Description

      99.1               Monthly Operating Report of UAL Corporation for the period December 9, 2002 through December 31, 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Francesca M. Maher
Name:	Francesca M. Maher
Title:	Senior Vice President,
General Counsel and Secretary

Dated:  February  6, 2003